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                                                                   EXHIBIT 10.13


                  THIS FIRST SUPPLEMENTAL INDENTURE, dated as of December 31, 2003 (this "Supplemental Indenture"), is by and among Rogers Cable Inc., a corporation organized under the laws of the Province of Ontario (hereinafter called "Rogers Cable"), Rogers Cable Communications Inc., a corporation organized under the laws of the Province of Ontario and a wholly-owned subsidiary of Rogers Cable (hereinafter called "RCCI"), and JPMorgan Chase Bank, a New York banking corporation, as trustee (hereinafter called the "Trustee").

                                   WITNESSETH

                  WHEREAS, Rogers Cable and the Trustee are parties to an indenture dated as of June 19, 2003 (the "Indenture"), pursuant to which Rogers Cable's outstanding 6.25% Senior (Secured) Second Priority Notes due June 15, 2013 (the "Notes") are issued, which Notes constitute "Securities" as that term is defined in the Indenture;

                  WHEREAS, in connection with a corporate restructuring, Rogers Cable intends to transfer certain of its assets and liabilities constituting its assets substantially as an entirety to RCCI (the "Transfer");

                  WHEREAS, pursuant to Section 801(a) of the Indenture, in connection with the Transfer, RCCI is required to execute and deliver to the Trustee a supplemental indenture assuming all of the obligations of the Company under the Securities, the Indenture and prior to the Release Date, the Collateral Documents;

                  WHEREAS, Section 802 of the Indenture provides that upon the transfer of the assets of the Company substantially as an entirety, (i) the successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such successor Person had been named as the Company in the Indenture and
(ii) the Company shall be discharged from all obligations and covenants under the Indenture and the Securities;

                  WHEREAS, Rogers Cable, RCCI and the Trustee desire that, following the Transfer, (i) Rogers Cable shall not be discharged from its obligations and covenants under the Indenture and the Securities, but shall continue as the Company for all purposes of the Indenture and the Securities;
(ii) RCCI shall assume, as a co-obligor on a joint and several basis with Rogers Cable, all of the Company's obligations under the Securities and the Indenture; and (iii) to the extent provided herein each of Rogers Cable and RCCI shall be the Company for purposes of the Indenture as if each of them had been named as the Company therein;

                  WHEREAS, Section 901 of the Indenture provides that without the consent of any Holder of the Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture, to, among other things, evidence the assumption by any successor Person of the covenants of the Company in the Indenture and in the Securities or the Collateral Documents, as the case may be, and to make any further change that does not adversely affect the rights of any Holder; and



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                  WHEREAS, Rogers Cable and RCCI have complied with all
conditions precedent provided for in the Indenture relating to this Supplemental Indenture.

                  NOW, THEREFORE, for and in consideration of the foregoing premises, Rogers Cable, RCCI and the Trustee hereby agree for the equal and ratable benefit of the Holders of the Securities as follows:

                  1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

                  2. Assumption by RCCI. RCCI hereby assumes, as a co-obligor on a joint and several basis with Rogers Cable, all obligations of the Company under the Indenture, including without limitation obligations for the due and punctual payment of the principal of, premium, if any, and interest on all Securities issued or to be issued pursuant to the Indenture and the performance or observance of each other obligation and covenant set forth in the Indenture to be performed or observed on the part of the Company.

                  3. Rogers Cable not Discharged. Notwithstanding Section 8.02 of the Indenture, following the Transfer, Rogers Cable shall not be discharged from its obligations and covenants under the Indenture and the Securities.

                  4. References to the "Company" in the Indenture. Following the Transfer, all references to the "Company" in the Indenture shall be deemed to be references to each of Rogers Cable and RCCI, as co-obligors on a joint and several basis; provided, that (i) with respect to any financial measure to be determined on a Consolidated basis for the Company and its Restricted Subsidiaries, such measure shall be determined for Rogers Cable and its Restricted Subsidiaries, treating RCCI for such purposes as a Restricted Subsidiary; (ii) for purposes of Section 1010 (Limitation on Restricted Payments), Section 1020 (Provision of Financial Statements) or any other provision of the Indenture where the context requires that a reference to the "Company" refer to a single entity only, such reference shall be deemed to be to Rogers Cable only and for these purposes RCCI shall be treated as a Restricted Subsidiary and (iii) all references to the board of directors or any officer of the "Company" shall be deemed to be references to the board of directors or such officer of Rogers Cable.

                  5. Notices. Section 1.06(b) of the Indenture is hereby amended and restated in its entirety as follows:

                      (b) to Rogers Cable Inc. or Rogers Cable Communications Inc. by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered in writing to Rogers Cable Inc. or Rogers Cable Communications Inc., as the case may be, to 333 Bloor Street East, 10th Floor, Toronto, Ontario, Canada, M4W 1G9, Attention: Vice-President, Treasurer, fax:
416-935-3598, with a copy to the Vice-President, General Counsel and Secretary, fax: 416-935-3548, or, in either case, at any other address previously furnished in writing to the Trustee by Rogers Cable Inc. or Rogers Cable Communications Inc.



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                  6. Trustee's Acceptance. The Trustee hereby accepts this
Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

                  7. Effect of Supplemental Indenture. Upon the execution and delivery of this Supplemental Indenture by Rogers Cable, RCCI and the Trustee, the Indenture shall be supplemented and amended in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of a Security heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

                  8. Indenture Remains in Full Force and Effect. Except as supplemented or amended hereby, all other provisions in the Indenture and the Securities, to the extent not inconsistent with the terms and provisions of this Supplemental Indenture, shall remain in full force and effect.

                  9. Incorporation of Indenture. All the provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented and amended by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

                  10. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  11. Effect of Headings. The headings of this Supplemental Indenture are inserted for convenience of reference and shall not be deemed to be a part thereof.

                  12. Conflict with Trust Indenture Act. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act that is required under the Trust Indenture Act to be part of and govern any provision of this Supplemental Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of the Trust Indenture Act shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

                  13. Successors. All covenants and agreements in this Supplemental Indenture by RCCI and Rogers Cable shall be binding upon and accrue to the benefit of their respective successors. All covenants and agreements in this Supplemental Indenture by the Trustee shall be binding upon and accrue to the benefit of its successors.

                  14. Benefits of Supplemental Indenture. Nothing in this Supplemental Indenture, the Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders, any benefit of any legal or equitable right, remedy or claim under this Supplemental Indenture, the Indenture or the Securities.



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                  15. GOVERNING LAW. THE LAWS OF NEW YORK, WITHOUT REGARD TO
PRINCIPLES OF CONFLICTS OF LAW, SHALL GOVERN THIS SUPPLEMENTAL INDENTURE.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed, all as of the date first above written.



                                      ROGERS CABLE INC.,


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                      ROGERS CABLE COMMUNICATIONS INC.,


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                      JPMORGAN CHASE BANK,
                                      as Trustee,


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:



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